                                                                    Exhibit 99.4

                               GUARANTEE AGREEMENT

       GUARANTEE AGREEMENT dated as of April 27, 2004, among each of the subsidiaries listed on SCHEDULE I hereto (each such subsidiary individually, a "GUARANTOR" and collectively, the "GUARANTORS") of POLYMER GROUP, INC., a Delaware corporation (the "BORROWER"), and CITICORP NORTH AMERICA, INC., as First Lien Collateral Agent, Second Lien Collateral Agent and Administrative Agent (the "AGENTS") for the Secured Parties (as defined in the Credit Agreement referred to below).

       Reference is made to the Credit Agreement dated as of April 27, 2004 (the "CREDIT AGREEMENT"), among POLYMER GROUP, INC., a Delaware corporation (the "BORROWER"), the guarantors from time to time a party thereto, the financial institutions listed on SCHEDULE 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the "LENDERS"), CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), as syndication agent (in such capacity, the "SYNDICATION AGENT"), as collateral agent for the First Lien Secured Parties (in such capacity, the "FIRST LIEN COLLATERAL AGENT"), and as collateral agent for the Second Lien Secured Parties (in such capacity, the "SECOND LIEN COLLATERAL AGENT"), and CITIGROUP GLOBAL MARKETS INC. ("CGMI"), as sole lead arranger and sole bookrunner (in such capacity, the "LEAD ARRANGER"). Terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

       The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a direct or indirect wholly owned Subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders, and the issuance of the Letters of Credit by the Issuing Bank. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, the Guarantors are willing to execute this Agreement.

       Accordingly, the parties hereto agree as follows:

       (i) GUARANTEE. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of the Obligations and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the "GUARANTEED OBLIGATIONS"). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. By execution of this Agreement, each Guarantor agrees to be bound by the terms of the Credit Agreement as a Subsidiary Loan Party as if it were a party to the Credit Agreement.

       (ii) GUARANTEED OBLIGATIONS NOT WAIVED. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Loan Parties of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Agents or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Loan Parties under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement, or (c) the failure to perfect any security interest in or lien on, or the release of, any of the security held by or on behalf of the Agents or any other Secured Party.

       (iii) GUARANTEE OF PAYMENT. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Agents or any other Secured Party to any of the security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Agents or any other Secured Party in favor of the Borrower or any other Person.

       (iv) NO DISCHARGE OR DIMINISHMENT OF GUARANTEE. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agents or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the payment in full in cash or Cash Equivalents of all the Guaranteed Obligations).

       (v) DEFENSES OF BORROWER WAIVED. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the final payment in full in cash or Cash Equivalents of the Guaranteed Obligations. The Agents and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Loan Party or any other guarantor or exercise any other right or remedy available to them against any Loan Party or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been fully and finally paid in cash or Cash Equivalents. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Loan Party or any other Guarantor or guarantor, as the case may be, or any security.

       (vi) AGREEMENT TO PAY; SUBORDINATION. In furtherance of the foregoing and not in limitation of any other right that the Agents or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agents or such other Secured Party as designated thereby in cash or Cash Equivalents the amount of such unpaid Guaranteed Obligations. Upon payment by any Guarantor of any sums to the Agents or any Secured Party as provided above, all rights of such Guarantor against any Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash or Cash Equivalents of all the Guaranteed Obligations. In addition, any indebtedness of any Loan Party now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full in cash or Cash Equivalents of the Guaranteed Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Agents to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

       (vii) INFORMATION. Each of the Guarantors assumes all responsibility for being and keeping itself informed of each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantors and incurs hereunder, and agrees that none of the Agents or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

       (viii) REPRESENTATIONS AND WARRANTIES. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

       (ix) TERMINATION. (a) The Guarantees made hereunder (i) shall terminate when all the Guaranteed Obligations (other than contingent indemnification provisions not then claimed or due) have been paid in full in cash or Cash Equivalents and the Lenders have no further commitment to lend under the Credit Agreement or to issue or participate in Letters of Credit and the LC Exposure has been reduced to zero and (ii) shall continue to be effective or be reinstated, as the case may be, if at any time any payment in respect thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise. In connection with the foregoing, the Agents shall execute and deliver to such Guarantor or Guarantor's designee, at such Guarantor's expense, any documents or instruments which such Guarantor shall reasonably request from time to time to evidence such termination and release.

              (A) If the Equity Interests of a Guarantor are sold, transferred or otherwise disposed of to a Person that is not an Affiliate pursuant to a transaction permitted by
                     Section 6.05 of the Credit Agreement that results in such Guarantor ceasing to be a Subsidiary, or upon the effectiveness of any written consent pursuant to Section
                     9.08 of the Credit Agreement to the release of the guarantee granted by such Guarantor hereby, such Guarantor shall be released from its obligations under this Agreement without further action. In connection with such release, the Agents shall execute and deliver to such Guarantor, at such Guarantor's expense, all documents that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 9(b) shall be without recourse to or warranty by the Agents.

       (x) BINDING EFFECT; SEVERAL AGREEMENT; SUCCESSORS AND ASSIGNS. (b) This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Agents and a counterpart hereof (including a facsimile copy) shall have been executed on behalf of the Agents, and thereafter shall be binding upon such Guarantor and the Agents and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor, the Agents and the other Secured Parties and their respective permitted successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void) except as expressly permitted by each of the other Loan Documents.

              (A) Under Oregon law, most agreements, promises and commitments made after October 3, 1989, concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower's residence must be in writing, express consideration and be signed to be enforceable.

              (B) This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

              (C) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Agents that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

       (xi) WAIVERS; AMENDMENT. (c) No failure or delay of the Agents in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in similar or other circumstances.

              (A) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into among the Borrower, the Agents and the Guarantors with respect to which such waiver, amendment or modification is to apply.

       (XII) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

       (xiii) NOTICES. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it at its address or telecopy number set forth on
              SCHEDULE I, with a copy to Borrower.

       (xiv) SURVIVAL OF AGREEMENT; SEVERABILITY. (d) All covenants, agreements, representations and warranties made by any Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Agents and the other Secured Parties and shall survive the making by the Lenders of the Loans and the Lenders' issuance of and participations in Letters of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

              (A) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

       (xv) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract (subject to Section

              10) and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. It is understood and agreed among the parties that this Agreement shall create separate guarantees in favor of each of the Term Lenders and the Revolving Lenders, and that any determination by any court with jurisdiction that the guarantee in favor of either group of Lenders is invalid for any reason shall not in and of itself invalidate the guarantee with respect to any other beneficiary hereunder.

       (xvi) RULES OF INTERPRETATION; HEADINGS. (e) The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

              (A) Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

       (xvii) JURISDICTION; CONSENT TO SERVICE OF PROCESS. (f) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agents or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

              (A) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

              (B) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in
                     Section 13. Nothing
                     in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

       (XVIII) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE
               FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO
               (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND
               THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
               SECTION 18.

       (xix) RIGHT OF SETOFF. If an Event of Default or Event of Termination shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party to or for the credit or the account any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Agreement and other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. In connection with exercising its rights pursuant to the previous sentence, a Secured Party may at any time use any of the such Guarantor's credit balances with the Secured Party to purchase at the Secured Party's applicable spot rate of exchange any other currency or currencies which the Secured Party considers necessary to reduce or discharge any amount due by the such Guarantor to the Secured Party, and may apply that currency or those currencies in or towards payment of those amounts. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have. Each Secured Party agrees promptly to notify such Guarantor and the Agents after making any such setoff.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       BONLAM (S.C.), INC.
                                       CHICOPEE, INC.
                                       DOMINION TEXTILE (USA) INC.
                                       FABPRO ORIENTED POLYMERS, INC.
                                       FABRENE CORP.
                                       FABRENE GROUP L.L.C.
                                       FIBERGOL CORPORATION
                                       FIBERTECH GROUP, INC.
                                       FNA ACQUISITION, INC.
                                       FNA POLYMER CORP.
                                       LORETEX CORPORATION
                                       PGI EUROPE, INC.
                                       PGI POLYMER, INC.
                                       PNA CORP.
                                       POLY-BOND INC.
                                       POLYIONIX SEPARATION TECHNOLOGIES, INC.
                                       PRISTINE BRANDS CORPORATION
                                       TECHNETICS GROUP, INC.




                                       By: /s/ Willis C. Moore III
                                          ----------------------------------
                                          Name:  Willis C. Moore III
                                          Title: Chief Financial Officer




                                      S-1
Guarantee Agreement

                                       CITICORP NORTH AMERICA, INC., as
                                       Administrative Agent



                                       By: /s/ Aaron Dannenberg
                                          ----------------------------------
                                          Name:  Aaron Dannenberg
                                          Title: Vice President

                                                               Schedule I to the
                                                             Guarantee Agreement

                                   Guarantors

Name
---------------------------------------
Bonlam (S.C.), Inc.
Chicopee, Inc.
Dominion Textile (USA) Inc.
FabPro Oriented Polymers, Inc.
Fabrene Corp.
Fabrene Group L.L.C.
FiberGol Corporation
FiberTech Group, Inc.
FNA Acquisition, Inc.
FNA Polymer Corp.
Loretex Corporation
PGI Europe, Inc.
PGI Polymer, Inc.
PNA Corp.
Poly-Bond Inc.
PolyIonix Separation Technologies, Inc.
Pristine Brands Corporation
Technetics Group, Inc.

Address/telecopy number for each Guarantor
------------------------------------------

c/o Polymer Group, Inc.
4055 Faber Place, Suite 201
North Charleston, South Carolina 29405
attention: Willis C. Moore III
(telecopy:  843-329-0415)